UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2018

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 18, 2018 the Company, through its Tower Automotive Operations USA I, LLC subsidiary (the “Tenant”), entered into an amendment of its lease agreement with respect to three of its leased properties (located in Auburn, Indiana; Bluffton, Ohio; Clinton, Michigan). Such amendment also extended the lease terms of each leased property, with lease terms for two of the properties (Auburn, Indiana and Clinton, Michigan) expiring in 2035 and one of the properties (Bluffton, Ohio) expiring in 2030. The Tenant has an option to extend the term of this lease agreement in future periods. This amendment of lease agreement also modified the Tenant’s basic rent payment obligations, reflecting terms negotiated at arms’ length.

On May 18, 2018, Tower International, Inc. executed and delivered a guaranty and surety agreement to the landlord under this lease agreement (the “Guaranty”). The Guaranty provides the landlord with a guaranty of the payment of rent and all other payments under the lease agreement and a guaranty of performance of the covenants and agreements made by the Tenant under the lease agreement.

The foregoing description of the lease amendment is a summary only, and is qualified in its entirety by reference to the complete text thereof, a copy of which is attached as Exhibit 10.1 to this Form 8-K, and which is incorporated herein. The foregoing description of the Guaranty is a summary only, and is qualified in its entirety by reference to the complete text thereof, a copy of which is attached as Exhibit 10.2 to this Form 8-K, and which is incorporated herein.

Item 1.02. Termination of Material Definitive Agreement.

In connection with this amendment, on May 18, 2018, a separate lease agreement of the Company was terminated and the property leased thereunder, located in Clinton, Michigan, was combined into the amended lease agreement.

The foregoing description of the lease termination is a summary only, and is qualified in its entirety by reference to the complete text of the Termination of Lease, a copy of which is attached as Exhibit 10.3 to this Form 8-K, and which is incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No
10.1	Fourth Amendment to Lease Agreement, dated as of May 18, 2018 by and between MODULE (DE) LIMITED PARTNERSHIP and TOWER AUTOMOTIVE OPERATIONS USA I, LLC
10.2	Guaranty and Surety Agreement, dated as of May 18, 2018, given by TOWER INTERNATIONAL, INC. to MODULE (DE) LIMITED PARTNERSHIP
10.3	Termination of Lease, dated as of May 18, 2018 by and between MODULE (DE) LIMITED PARTNERSHIP and TOWER AUTOMOTIVE OPERATIONS USA I, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ Nanette Dudek
Name:	Nanette Dudek
Title:	Vice President Legal Affairs
and Compliance and Secretary

Dated: May 22, 2018

EXHIBIT INDEX

Exhibit No

10.1	Fourth Amendment to Lease Agreement, dated as of May 18, 2018 by and between MODULE (DE) LIMITED PARTNERSHIP and TOWER AUTOMOTIVE OPERATIONS USA I, LLC
10.2	Guaranty and Surety Agreement, dated as of May 18, 2018, given by TOWER INTERNATIONAL, INC. to MODULE (DE) LIMITED PARTNERSHIP
10.3	Termination of Lease, dated as of May 18, 2018 by and between MODULE (DE) LIMITED PARTNERSHIP and TOWER AUTOMOTIVE OPERATIONS USA I, LLC

- 4 -